Exhibit 10.1

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                                               Adept Technology, Inc.
Notice of Grant of Stock Options and Option    ID: 94-2900635
Agreement                                      3011 Triad Drive
                                               Livermore, CA 94551

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Robert Bucher                                  Option Number:         00001745
[Address]                                      Plan:                  2003

                                               ID:

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Effective 5/5/2006, you have been granted a(n) Non-Qualified Stock Option to buy
65,000 shares (subject to performance objectives) of Adept Technology, Inc. (the Company) stock at $13.9400 per share.

The total option price of the shares granted is $906,100.00.

Shares in each period will become fully vested on the date shown.

                Shares         Vest Type         Full Vest         Expiration
                -----------    -------------     -----------       -----------
                      8,125     On Vest Date      11/5/2006*          5/5/2016
                     56,875          Monthly        5/5/2010          5/5/2016

 *subject to compensation committee determination of performance objectives met.

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By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.


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Adept Technology, Inc.                     Date


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Robert Bucher                              Date



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                             ADEPT TECHNOLOGY, INC.
                              OPTION AGREEMENT FOR
                               "PERFORMANCE BASED"
                           NONQUALIFIED STOCK OPTIONS

II.      Agreement

The terms of this Option Agreement apply to any Options granted under the Adept Technology, Inc. 2003 Stock Option Plan (the "Plan"), which are identified as nonqualified stock options and are evidenced by a Notice of Grant attached as
Part I of this Option Agreement.

TERMS OF OPTION

         FOR GOOD AND VALUABLE CONSIDERATION, Adept Technology, Inc. (the "Company"), has granted to the Participant named in the notice of grant attached as Part I of this Option Agreement (the "Notice of Grant") a "performance based" nonqualified stock option (the "Option") to purchase up to the number of shares of the Company's common stock (the "Common Stock"), set forth in the Notice of Grant, at the purchase price per share and upon the other terms and subject to the conditions set forth in this Option Agreement (as amended from time to time), including the Notice of Grant, and the Plan. The performance objectives of these "performance based options" include specified financial objectives (including profits and earnings growth) as well as certain corporate strategic goals as determined and identified to the Participant on or before the date hereof. For purposes of this Option Agreement, any reference to the Company shall include a reference to any Subsidiary.

NON-QUALIFIED STOCK OPTION

         The Option is not intended to be an incentive stock option under
         Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and will be interpreted accordingly.

EXERCISE OF OPTION

         The Option shall not be exercisable as of the date the Option is granted (the "Grant Date") set forth in the Notice of Grant. After the Grant Date, to the extent not previously exercised, and subject to termination or acceleration as provided in this Option Agreement and the Plan, the Option shall be exercisable to the extent it becomes vested, as described below, to purchase up to that number of shares of Common Stock as set forth in the Notice of Grant, subject to the performance objectives discussed in Section 4.A) provided that (except as set forth in Section 4.A below) Participant remains employed with the Company and does not experience a termination of employment.

         A.    Vesting

         6/48th of the total number of shares subject to the options shall vest on the date on which Adept's Compensation Committee confirms that specified performance objectives have been met. The number of shares subject to the option may be adjusted to reflect the performance objectives previously identified by the Compensation Committee to you have been met. Thereafter, the Performance Options shall vest at 1/48th of the total number of shares subject to the options per month in equal installments. The vesting period and/or exercisability of an Option may be adjusted by the Administrator to reflect the decreased level of employment during any period in which the Participant is on an approved leave of absence or is employed on a less than full time basis, provided that the Administrator may take into consideration any accounting consequences to the Company.

         B.    Exercise

         To exercise the Option (or any part thereof), Participant shall deliver to the Company a "Notice of Exercise" on a form specified by the Administrator, specifying the number of whole shares of Common Stock Participant wishes to purchase and how Participant's shares of Common Stock should be registered (in Participant's name only or in Participant's and Participant's spouse's names as community property or as joint tenants with right of survivorship).

         The exercise price per share (the "Exercise Price") of the Option is set forth in the Notice of Grant. The Company shall not be obligated to issue any shares of Common Stock until Participant shall have paid the total Exercise Price for that number of shares of Common Stock. The Exercise Price may be paid in cash or by certified or cashiers' check or by such other method as permitted by the Administrator.

         Fractional shares may not be exercised. Shares of Common Stock will be issued as soon as practical after exercise.

         Notwithstanding the above, the Company shall not be obligated to deliver any shares of Common Stock during any period when the Company determines that the exercisability of the Option or the delivery of shares hereunder would violate any federal, state or other applicable laws, and the Option may be rescinded if necessary to ensure compliance with federal, state or other applicable laws.

EXPIRATION OF OPTION

         Except as provided in this Section 4, the Option shall expire and cease to be exercisable as of the expiration date set forth in the Notice of Grant in the column titled "Expiration" (the "Expiration Date").

         A. Upon the date of a termination of the Participant's employment as a result of the death or Total and Permanent Disablement (as defined in the Plan) of the Participant, the Option shall become fully exercisable, and shall be exercisable by the Participant's estate, heir or beneficiary for a period commencing on the date of termination of the Participant's employment and expiring upon the earlier of six (6) months following the date of termination of the Participant's employment or the Expiration Date of the Option.

         B. Upon Retirement (as defined in the Plan) of the Participant, (i) any part of the Option that is unexercisable as of such Retirement shall remain unexercisable and shall terminate as of such date, and (ii)any part of the Option that is exercisable as of such Retirement shall expire upon the earlier of twelve (12) months following such Retirement or the Expiration Date of the Option

         C. Upon the date of a termination of the Participant's employment for cause (as determined under applicable law), the Option shall immediately terminate and shall not be exercisable.

         D. Upon a termination of the Participant's employment with the Company for any reason other than the death, Total and Permanent Disablement or Retirement of the Participant or for cause, (i) any part of the Option that is unexercisable as of such termination date shall remain unexercisable and shall terminate as of such date, and (ii) any part of the Option that is exercisable as of such termination date shall expire upon the earlier of thirty (30) days following such date or the Expiration Date of the Option.

RESTRICTIONS ON RESALES OF OPTION SHARES

         The Company may impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any shares of Common Stock issued as a result of the exercise of the Option, including without limitation (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by Participant and other optionholders and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

INCOME TAXES

         To the extent required by applicable federal, state, local or foreign law, the Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of an Option exercise or disposition of shares issued as a result of an Option exercise. The Company shall not be required to issue shares or to recognize the disposition of such shares until such obligations are satisfied.

NON-TRANSFERABILITY OF OPTION

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         The Participant may not assign or transfer the Option to anyone other than by will or the laws of descent and distribution and the Option shall be exercisable only by the Participant during his or her lifetime. The Company may cancel the Participant's Option if the Participant attempts to assign or transfer it in a manner inconsistent with this Section 7.

THE PLAN AND OTHER AGREEMENTS

         In addition to the terms of this Option Agreement, the Option shall be subject to the terms of the Plan, which are incorporated into this Option Agreement by this reference. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.

         This Option Agreement, including the Notice of Grant, and the Plan constitute the entire understanding between the Participant and the Company regarding the Option. Any prior agreements, commitments or negotiations concerning the Option are superseded.

LIMITATION OF INTEREST IN SHARES SUBJECT TO OPTION

         Neither the Participant (individually or as a member of a group) nor any beneficiary or other person claiming under or through the Participant shall have any right, title, interest, or privilege in or to any shares of Common Stock allocated or reserved for the purpose of the Plan or subject to the this Option Agreement except as to such shares of Common Stock, if any, as shall have been issued to such person upon exercise of the Option or any part of it. Nothing in the Plan, this Option Agreement, including the Notice of Grant, or any other instrument executed pursuant to the Plan shall confer upon the Participant any right to continue in the Company's employ or service nor limit in any way the Company's right to terminate the Participant's employment at any time for any reason.

GENERAL

         In the event that any provision of this Option Agreement is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of this Option Agreement shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

         The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of this Option Agreement, nor shall they affect its meaning, construction or effect.

         This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

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         All questions arising under the Plan or under this Option Agreement shall be decided by the Administrator in its total and absolute discretion.